UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 28, 2002


                                 FX ENERGY, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                        0-25386              87-0504461
-------------------------------        -------------      --------------------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)        Identification No.)


              3006 Highland Drive
                   Suite 206
             Salt Lake City, Utah                             84106
   ---------------------------------------                 -----------
   (Address of Principal Executive Offices)                 (Zip Code)


                                 (801) 486-5555
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              (Registrant's Telephone Number, including Area Code)


                                      N/A
              ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         On October 28, 2002, FX Energy, Inc. announced the signing of a
Memorandum of Understanding with CalEnergy Gas (Holdings) Ltd., an affiliate of MidAmerican Energy Holdings Company, for the joint exploration of certain of FX Energy's oil and gas exploration property interests in Poland. Details of the Memorandum of Understanding were not disclosed. The proposed transaction is subject to the negotiation of a definitive agreement with CalEnergy and other matters. FX Energy expects to have the definitive agreement completed in thirty to sixty days.

         FX Energy holds interests in three project areas in Poland:

o The Fences project area covers approximately 300,000 acres in western Poland's Permian Basin. FX Energy currently holds a 49% interest in the Fences project area and the Polish Oil and Gas Company (POGC) holds 51%.

o The Pomerania project area covers approximately 2.2 million acres in western Poland's Permian Basin. FX Energy currently holds a 100% interest in the Pomerania project area except for one block of approximately 225,000 acres, where its interest is 74% and the POGC holds 26%.

o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds a 45% interest.

                              -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2001 annual report on Form 10-K and other SEC reports.

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             FX ENERGY, INC.
                                             Registrant



Dated:  October 28, 2002                     By  /s/ Scott J. Duncan
                                                 -------------------------------
                                                 Scott J. Duncan, Vice-President

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